UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 19, 2012

CHYRON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	01-09014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                    Compensatory Arrangements of Certain Officers.

(e) (i) On November 19, 2012, the Company entered into a new severance agreement with its Senior Vice President and Chief Financial Officer, Jerry Kieliszak, effective November 19, 2012, which succeeds his existing agreement, dated October 26, 2007, and terminates his executive retention program grant letter, dated September 23, 2002. This new severance agreement is substantially the same as Mr. Kieliszak’s existing severance agreement, except that, in addition to being entitled to severance if he is terminated without cause, Mr. Kieliszak will be entitled to severance if he resigns with good reason. Under the agreement, “resigns with good reason” means a resignation as a result of:

•	a reduction in Mr. Kieliszak’s base salary or a cap on incentive pay;
•
the assignment to Mr. Kieliszak of any duties inconsistent in any material respect with his position (including status, offices, titles and reporting requirements), authority, duties or responsibilities which result in a material diminution in such position, authority, duties or responsibilities;

•
the taking of any action by the Company which would adversely affect Mr. Kieliszak’s participation in, or materially reduce the executive’s benefits under any plans, including incentive pay plans or programs, offered by the Company; or

•	the Company's requirement that Mr. Kieliszak be based at any office or location other than in New York City or Long Island.

The material terms of the previous severance agreement with Mr. Kieliszak were previously disclosed in the section entitled “Executive Compensation–Potential Payments Upon Termination or Change-in-Control” of the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on April 6, 2012 (File No. 001-09014), and are incorporated herein by reference.  The summary of the severance agreement set forth herein is qualified in its entirety by reference to the complete terms of the agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference into Item 5.02(e) of this Form 8-K.

(ii) The Company also amended and restated a change-in-control agreement with Mr. Kieliszak, which replaces his previous agreement dated October 26, 2007, as amended. This new change-in-control agreement is substantially the same as Mr. Kieliszak’s existing change-in-control agreement, except for the following:

•
Upon a triggering event, Mr. Kieliszak’s severance benefits and accrued vacation payments will be paid in a lump sum within 20, rather than 2, business days, which is consistent with the terms of the Company’s change-in-control agreement with Michael Wellesley-Wesley described below;

•
Any termination of Mr. Kieliszak’s employment during the period thirty (30) days prior to the signing of a definitive agreement providing for a change-in-control or the eighteen (18) months following the effective date of such agreement will be considered a termination “related to a change-in-control”; and

•
This change-in-control agreement shall continue in effect until the latest of (A) the date of termination of Mr. Kieliszak’s employment, (B) a change-in-control to which Mr. Kieliszak’s termination is related (as such terms are defined in the agreement) and (C) so long as Mr. Kieliszak is employed by the Company, two years following the date of such change-in-control.

The material terms of the previous change-in-control agreement with Mr. Kieliszak were previously disclosed in the section entitled “Executive Compensation–Potential Payments Upon Termination or Change-in-Control” of the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on April 6, 2012 (File No. 001-09014), and are incorporated herein by reference.  The summary of the change-in-control agreement set forth herein is qualified in its entirety by reference to the complete terms and conditions of the agreement, which is filed as Exhibit 10.2 to this Form 8-K and incorporated by reference into Item 5.02(e) of this Form 8-K.

(iii) In addition, on November 19, 2012, the Company amended and restated a change-in-control agreement with its President and Chief Executive Officer, Michael Wellesley-Wesley, which replaces his previous agreement dated May 23, 2012. This new change-in-control agreement is substantially the same as Mr. Wellesley-Wesley’s existing change-in-control agreement, except for the following:

•
Mr. Wellesley-Wesley will be entitled to severance upon termination of employment by the Company relating to a change-in-control or a potential change-in-control, regardless of whether such change-in-control is consummated; and

•
Any termination of Mr. Wellesley-Wesley’s employment during the period thirty (30) days prior to the signing of a definitive agreement providing for a change-in-control or the eighteen (18) months following the effective date of such agreement will be considered a “termination relating to a change-in-control.”

The material terms of the previous change-in-control agreement were previously disclosed in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on May 29, 2012 (File No. 001-09014), and are incorporated herein by reference.  The summary of the change-in-control agreement set forth herein is qualified in its entirety by reference to the complete terms and conditions of the new change-in-control agreement, which is filed as Exhibit 10.3 to this Form 8-K and incorporated by reference into Item 5.02(e) of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1+ Severance Agreement by and between Chyron Corporation and Jerry Kieliszak, dated as of November 19, 2012.

10.2+ Change-in-Control Agreement by and between Chyron Corporation and Jerry Kieliszak, dated as of November 19, 2012.

10.3+ Change-in-Control Agreement by and between Chyron Corporation and Michael Wellesley-Wesley, dated as of November 19, 2012.

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRON CORPORATION

Date: November 20, 2012	By:	/s/ Jerry Kieliszak
	Name:	Jerry Kieliszak
	Title:	Senior Vice President and
Chief Financial Officer

Exhibit No.	Description
10.1+	Severance Agreement by and between Chyron Corporation and Jerry Kieliszak, dated as of November 19, 2012.
10.2+	Change-in-Control Agreement by and between Chyron Corporation and Jerry Kieliszak, dated as of November 19, 2012.
10.3+	Change-in-Control Agreement by and between Chyron Corporation and Michael Wellesley-Wesley, dated as of November 19, 2012.

+ Management contract or compensatory plan or arrangement.